                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 1999


                          First Midwest Bancorp, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                     0-10967                   36-3161078
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


 300 Park Boulevard, Suite 405, Itasca, Illinois                    60143
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    (Address of principal executive offices)                     (Zip Code)


                                (630) 875-7450
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              Registrant's telephone number, including area code

                                     N.A.
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            (Former name and address, if changed since last report)
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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               February 18, 1999

Item 5. Other Events
--------------------

First Midwest Bancorp, Inc. today announced its intention to repurchase up to 2 million shares or approximately 7% of its common stock outstanding.

The repurchases are anticipated to be effected in the open market, through block purchases, in privately negotiated transactions or through other appropriate means.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a) and (b) not applicable

     (c) Exhibit Index:

          99 Press Release issued by First Midwest Bancorp, Inc. dated February 18, 1999.


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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               February 18, 1999


The following Items are not applicable for this Form 8-K:

    Item 1. Changes in Control of Registrant

    Item 2. Acquisition or Disposition of Assets

    Item 3. Bankruptcy or Receivership

    Item 4. Changes in Registrant's Certifying Accountant

    Item 6. Resignations of Registrant's Directors

    Item 8. Change in Fiscal Year

    Item 9. Sales of Equity Securities Pursuant to Regulation S


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                          FIRST MIDWEST BANCORP, INC.

                                   FORM 8-K

                               February 18, 1999

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        First Midwest Bancorp, Inc.
                                       -----------------------------
                                               (Registrant)


Date: February 18, 1999                    DONALD J. SWISTOWICZ
                                       -----------------------------
                                           Donald J. Swistowicz
                                         Executive Vice President

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